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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 10, 2004


                           TOWER FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


     Indiana                        000-25287                   35-2051170
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 (State or other                   (Commission                 (IRS Employer
 jurisdiction of                   File Number)             Identification No.)
 incorporation)


                116 East Berry Street, Fort Wayne, Indiana 46802
                ------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (260) 427-7000


                                 Not Applicable
                            ------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02.   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (b) On November 10, 2004, Mr. Peter Eshelman, a Director of Tower Financial Corporation (the "Company"), tendered a letter of resignation resigning from the Board of Directors of the Company effective November 10, 2004. In his letter, Mr. Eshelman stated that he was resigning from the Board due to conflicts with his business and personal schedules, which prohibited him from continuing as a Director.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 16, 2004

                                 TOWER FINANCIAL CORPORATION


                                 By:  /s/ Donald F. Schenkel
                                     -------------------------------------------
                                      Donald F. Schenkel, Chairman of the Board,
                                      President, and Chief Executive Officer